                              GARTMORE MUTUAL FUNDS

                               Gartmore Bond Fund
  Gartmore Enhanced Income Fund (formerly Gartmore Morley Enhanced Income Fund)
                          Gartmore Government Bond Fund
                          Government Money Market Fund
                        Gartmore Short Duration Bond Fund
                          Gartmore Tax-Fee Income Fund

                     Supplement dated April 28, 2006 to the
                       Prospectus dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

     1. Effective  April 28 2006, Dan Blevins,  became the portfolio  manager of the Gartmore  Money Market Fund.  Accordingly,  the paragraph on page 31 of the Prospectus under "Gartmore Money Market Fund" is revised as follows:

          Dan Blevins,  CFA, is responsible for the day-to-day management of the
          Fund, including the selection of the Fund's investments,  on behalf of the Adviser. Mr. Blevins joined Nationwide Insurance,  an affiliate of the  Fund's  Adviser,  in 1996 and now serves as Manager of Short Term
          Investments.  While at Nationwide Insurance, Mr. Blevins has worked as an  accountant  and  in the  investment  research  department.  He has managed short-term portfolios for the past six years.

     2. The  Example  table to the  Gartmore  Government  Bond  Fund's  Fees and
     Expenses on page 15 is restated in its entirety as follows:

     Example

     This  Example is intended to help you compare the cost of  investing in the
     Fund with the cost of investing in other mutual funds.

     The  Example  assumes  that  you  invest  $10,000  in the Fund for the time periods  indicated  and then  sell all of your  shares  at the end of those periods.  It assumes a 5% return each year, no change in expenses,  and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower,  based on these  assumptions your costs would be:

                      1 Year      3 Years       5 Years     10 Years
     Class A shares*    $532         $760        $1,005       $1,708
     Class B shares     $674         $839        $1,128       $1,782
     Class C shares     $274         $539          $828       $2,019
     Class D shares     $528         $694          $874       $1,395
     Class R shares     $133         $415          $718       $1,579
     Institutional
     Class shares        $73         $227          $395         $883

     *Assumes a CDSC does not apply.

     You would pay the following  expenses on the same investment if you did not sell your shares:**

                     1 Year      3 Years       5 Years     10 Years
     Class B shares    $174         $539          $928       $1,782
     Class C shares    $174         $539          $928       $2,019

     **Expenses  paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000  or more),  Class D, Class R and Institutional Class shares do not change,  whether or not you sell your shares.

     The Fund does not apply sales  charges on  reinvested  dividends  and other distributions.  If these sales charges  (loads) were  included,  your costs would be higher.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.